SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Check  the  appropriate  box:
/    /     Preliminary  Information  Statement
/    /     Confidential,  for  Use of the Commission Only (as permitted by Rule
           14c-5(d)(2))
/ X  /     Definitive  Information  Statement

                           Tangible Asset Galleries, Inc.
________________________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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     1)     Title  of  each  class  of  securities to which transaction applies:

________________________________________________________________________________
     2)     Aggregate  number  of  securities  to  which  transaction  applies:

________________________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
     4)     Proposed  maximum  aggregate  value  of  transaction:

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     5)     Total  fee  paid:



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           offsetting fee was paid previously.  Identify the previous filing by
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           the  date  of  its  filing.

     1)     Amount  Previously  Paid:

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     3)     Filing  Party:

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     4)     Date  Filed:

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

                           TANGIBLE ASSET GALLERIES, INC.
                                  3444 VIA LIDO
                             NEWPORT BEACH, CA 92663

                              INFORMATION STATEMENT

                                  INTRODUCTION

This information statement is being mailed or otherwise furnished to stockholders of Tangible Asset Galleries, a Nevada corporation (the "Company"), in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's Common Stock (the "Voting Capital Stock") of a proposal (the "Proposal") to approve an amendment (the "Amendment") to the Certificate of Incorporation to (i) increase the authorized capital stock to 115,000,000 shares from 65,000,000 shares, which will include an increase of the authorized shares of common stock, par value $0.001 per share, to 100,000,000 shares from 50,000,000 shares. The number of authorized shares of preferred stock, $0.001 will remain at 15,000,000 shares.

     The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of common stock in an amount adequate to provide for future needs.

     This information statement is being first sent to stockholders on or about August 6, 2001. The Company anticipates that the Amendment will become effective on or about August 26, 2001.

                      WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTE  REQUIRED

     The vote which was required to approve the Proposal was the affirmative vote of the holders of a majority of the Company's Voting Capital Stock. Each holder of Common Stock is entitled to one (1) vote for each share held.

     The record date for purposes of determining the number of outstanding shares of Common Stock of the Company, and for determining stockholders entitled to vote, is the close of business on July 25, 2001 (the "Record Date"). As of the Record Date, the Company had outstanding 37,510,643 shares of Common Stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Alpha Tech Stock Transfer and Trust.

VOTE  OBTAINED  -  SECTION  78.315  OF  THE  NEVADA  GENERAL  CORPORATION  LAW

     A Consent in Lieu of a Meeting of Shareholders of the Corporation (the "Consent to Action") adopting and approving the Amendment has been executed by the holders of a majority of the outstanding shares of Common Stock of the Company. The Consent to Action was taken pursuant to Section 78.315 of the Nevada General Corporation Law, which permits any action that may be taken at a meeting of the shareholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.

     All necessary corporate approvals in connection with the matters referred to herein have been obtained. This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities and Exchange Act of 1934 ("Exchange Act")and the rules thereunder solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the Consent to Action and the approval of the matters thereunder will be effective 20 calendar days following the mailing of this Information Statement. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposal.

                       PROPOSAL TO INCREASE THE AUTHORIZED
                          CAPITAL STOCK OF THE COMPANY

GENERAL

     On June 22, 2001 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation to increase the authorized capital stock to 115,000,000 shares from 65,000,000 shares, which will include an increase of the authorized shares of common stock, par value $0.001 per share, to 100,000,000 shares from 50,000,000 shares. The number of authorized shares of preferred stock, par value $0.001 shall remain at 15,000,000 shares. On July 25, 2001, the Proposal was approved by written consent of a holders of a majority of the Company's Common Stock.

INCREASE  IN  AUTHORIZED  CAPITAL  STOCK

     The Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's Common Stock for action by written consent the proposed amendment to Article 4 of the Company's Certificate of Incorporation to increase the authorized capital stock from 65,000,000 shares to 115,000,000 shares by virtue of an increase in the authorized shares of common stock to 100,000,000 shares from 50,000,000 shares. The number of authorized shares of preferred stock, par value $0.001 shall remain at 15,000,000 shares. The Board of Directors has fixed the close of business on July 25, 2001 as the record date for the determination of shareholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding 37,510,643 shares of Common Stock held by approximately 170 shareholders of record. A copy of the Company's proposed Certificate of Amendment effectuating the increase is attached hereto as Appendix A.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the Company's future needs. The additional shares also will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by increasing the authorized common stock to 100,000,000 shares. In the judgment of the Board of Directors, this increase is necessary in order to attract potential new equity capital and carry out the Company's business objectives.

CERTAIN MATTERS RELATED TO THE PROPOSAL

     The Amendment will become effective upon filing the Amendment to the Company's Certificate of Incorporation, anticipated to be approximately 20 days after this Information Statement has been distributed to the Company's stockholders.

                              SECURITY OWNERSHIP OF
                  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of July 25, 2001, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the executive officers of the Company; (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.






                                                        Amount and
                                                        Nature of      Percent
Title of                                                Beneficial     of
Class         Name and Address of Beneficial Owner(1)   Ownership(2)   Class(2)
------------  --------------------------------------    ----------     --------
Common Stock  Silvano DiGenova(3)                     16,883,274       43.3%

Common Stock  Michael R. Haynes(4)                        75,000         <1%

Common Stock  Richard Viola(5)                         1,148,078        3.1%

Common Stock  Robert Escobio(6)                          848,750        2.3%

Common Stock  Yvonne E. Wong Chester(7)                    9,000         <1%

Common Stock  Arthur Marcus, Esq.(8)                           0          0%

Common Stock  Steven Bayern(9)                         3,266,648        8.7%

Common Stock  Patrick Kolenick(10)                     3,266,648        8.7%

Common Stock  Andrew M. Denis(11)
              11 Fairwind Court
              Northport, NY 11768                      2,325,593        6.2%

Common Stock  Tonni Giovanetti(12)
              11 Fairwind Court
              Northport, NY 11768                      2,340,312        6.2%

              All Directors and Officers

Common Stock  as a group (six persons)                 18,964,102      47.4%


1) Except as set forth above , the address of each individual is 3444 Via Lido, Newport Beach, California 92663.

2) Based upon information furnished to the Company by the directors and executive officers or obtained from the Company's stock transfer books. The Company is informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of July 25, 2001, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

3) Includes 1,500,000 shares of Common Stock issuable upon the exercise of warrants that are currently exercisable or exercisable within the next 60 days.

4) Consists of 75,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable at any time within the next 60 days. at any time until September 8, 2008. Does not include 225,000 shares of Common Stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

5) Includes 80,144 shares of Common Stock issuable upon the exercise of warrants that are currently exercisable or exercisable within the next 60 days. Does not include 300,000 shares of Common Stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

6) Includes: (a) 272,830 shares of common stock owned by Aquila Airways, Inc., a corporation in which Mr. Escobio is an officer and stockholder; (b) 95 shares of common stock owned by Capital Investment Services, Inc. (the Placement Agent), a corporation in which Mr. Escobio is a principal; (c) 31,711 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Escobio, which are currently exercisable or exercisable within the next 60 days; (d) 100,000 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Escobio, which are currently exercisable or exercisable within the next 60 days; (e) 20,550 shares of Common Stock issuable upon the exercise of warrants owned by Aquila Airways, Inc., which are currently exercisable or exercisable within the next 60 days; and (f) 8 shares of Common Stock issuable upon the exercise of warrants owned by Capital Investment Services, Inc., which are currently exercisable or exercisable within the next 60 days. Does not include 150,000 shares of Common Stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

7) Includes 9,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days. Does not include 51,000 shares of Common Stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

8) Does not include 60,000 shares of Common Stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

9) Includes: (a) 2,909,435 shares of Common Stock owned by Cyndel & Co., Inc. (Cyndel), a corporation in which Mr. Bayern is a stockholder and officer; (b) 16,156 shares of Common Stock owned by Win Capital Corp. ("Win"), a corporation in which Mr. Bayern is a principal; (c) 8,462 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Bayern, which are currently exercisable or exercisable within the next 60 days; (d) 218,340 shares of Common Stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within the next 60 days; and (e) 1,102 shares of Common Stock issuable upon the exercise of warrants owned by Win, which are currently exercisable or exercisable within the next 60 days.

10) Includes: (a) 2,909,435 shares of Common Stock owned by Cyndel, a corporation in which Mr. Kolenick is a stockholder and officer; (b) 16,156 shares of Common Stock owned by Win, a corporation in which Mr. Kolenick is a principal; (c) 8,462 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Kolenick, which are currently exercisable or exercisable within the next 60 days; (d) 218,340 shares of Common Stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within the next 60 days; and (e) 1,102 shares of Common Stock issuable upon the exercise of warrants owned by Win, which are currently exercisable or exercisable within the next 60 days.

11) Includes 162,343 shares of Common Stock issuable upon the exercise of warrants currently exercisable or exercisable within the next 60 days.

12) Includes 163,370 shares of Common Stock issuable upon the exercise of warrants currently exercisable or exercisable within the next 60 days.



                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Silvano DiGenova
                                   ____________________________________
                                   Silvano DiGenova
Director,  Chairman
July 25, 2001
Newport Beach, California

                                  APPENDIX - A

              CERTIFICATE OF AMENDMENT OFARTICLES OF INCORPORATION
                                       OF
                         TANGIBLE ASSET GALLERIES, INC.
                            (After Issuance of Stock)

     I, the undersigned President and Secretary, respectively, of Tangible Asset Galleries, a Nevada corporation, do hereby certify:

     1. That the Board of Directors of said corporation, as of June 22, 2001, unanimously adopted a resolution to amend the articles as follows:

     Article Fourth of the Articles of Incorporation of this corporation, originally filed on August 30, 1995, is hereby amended to read as follows:
                                      ____

"4. A. The corporation is authorized to issue two classes of shares of $0.001 par value capital stock, which classes shall be designated "Common Stock" and "Preferred Stock," respectively. The corporation shall have the authority to issue a total of 100,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock.

     B.  The  Preferred  Stock  may  be  issued from time to time in one or more series.  The  Board  of Directors of this Corporation is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the designation and number of shares and to determine or alter for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the
Board of Directors providing for the issue of such shares and as may be permitted by the Nevada Revised Statues. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolutions originally fixing the  number  of  shares  of  such  series."
                                    ____

     2. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 37,510,643; that the said changes and amendment have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.


________________________________               _____________________________
Michael  R.  Haynes                            Silvano  DiGenova
President                                      Secretary